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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               January 30, 2006
------------------------------------------------               ----------------


                                 DATASCOPE CORP.
                                 ---------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-6516                 13-2529596
 ---------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

     14 Philips Parkway
    Montvale, New Jersey                                   07645-9998
    --------------------                                   ----------
(Address of principal executive offices)                   (Zip Code)

(Registrant's telephone number, including area code)     (201) 391-8100
                                                         --------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

         |_|  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE
              SECURITIES ACT

         |_|  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT

         |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT


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         Item 1.01 Entry into a Material Definitive Agreement.

         On January 30, 2006, the Corporation adopted a form of Restricted Shares Award Agreement to be used in connection with the Corporation's 2005 Equity Incentive Plan. The form of Restricted Shares Award Agreement provides for a grant of the Corporation's Common Stock to the recipient, and such grant is forfeited if the recipient does not remain employed with the Corporation through a date specified in the Restricted Shares Award Agreement. The form of Restricted Shares Award Agreement is attached as Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Murray Pitkowsky, Senior Vice President and former Chief Financial Officer, Secretary and Treasurer of the Corporation, retired on January 31, 2006.

         Item 9.01 Financial Statements and Exhibits.

                  (c) Exhibits:

                  Exhibit 10.1 Form of Restricted Shares Award Agreement under the 2005 Equity Incentive Plan.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DATASCOPE CORP.

                                       Registrant



                                       By: /s/ Fred Adelman
                                           -------------------------------------
                                           VP, Chief Accounting Officer
                                           and Corporate Controller



Dated: February 3, 2006



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                                  EXHIBIT INDEX

Exhibit 10.1 Form of Restricted Shares Award Agreement under the 2005 Equity Incentive Plan.